UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2008

Ness Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50954	98-0346908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Building 4, Tel Aviv		61580 Israel
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 972 (3) 766-6800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Ness Technologies, Inc., a Delaware corporation (the “Company”) previously filed a Current Report on Form 8-K on October 3, 2008 (the “Form 8-K”) to announce the completion of the acquisition of all of the outstanding shares of Logos a.s., a privately-held Czech-based leading IT services and consulting company (the “Acquisition”). The Company indicated on the Form 8-K that it would file the financial statements and pro forma financial information required under Item 9.01 no later than 71 days after the date on which the initial report on Form 8-K was required to be filed. This Amendment No. 1 to the Form 8-K is being filed to provide the required financial information.

Pursuant to Item 9.01 of the Form 8-K, set forth below are the financial statements and pro forma financial information relating to the Acquisition. Such information should be read in conjunction with the disclosure set forth in the Form 8-K relating to the Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

An audited balance sheet of Logos a.s. as of March 31, 2008 and an audited statement of income of Logos a.s. for the year ended March 31, 2008 are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information.

An unaudited pro forma condensed combined balance sheet as of September 30, 2008, and unaudited pro forma condensed combined statements of income for the year ended December 31, 2007, and for the nine months ended September 30, 2008 are attached hereto as Exhibit 99.2.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditor.

99.1	Audited balance sheet of Logos a.s. as of March 31, 2008 and an audited statement of income of Logos a.s. for the year ended March 31, 2008.

99.2
Unaudited pro forma condensed combined balance sheet as of September 30, 2008, and unaudited pro forma condensed combined statements of income for the year ended December 31, 2007, and for the nine months ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESS TECHNOLOGIES, INC.

Dated: December 17, 2008	By:	/s/ Ilan Rotem
Name: Ilan Rotem
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditor.

99.1	Audited balance sheet of Logos a.s. as of March 31, 2008 and an audited statement of income of Logos a.s. for the year ended March 31, 2008.

99.2
Unaudited pro forma condensed combined balance sheet as of September 30, 2008, and unaudited pro forma condensed combined statements of income for the year ended December 31, 2007, and for the nine months ended September 30, 2008.